UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 17, 2006

Nissan Auto Leasing LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)

(Exact name of registrant as specified in its charter)

Nissan-Infiniti LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

NILT Trust
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)

(Exact name of registrant as specified in its charter)

Nissan Auto Lease Trust 2005-A
(Issuer with respect to the Notes)

(Exact name of registrant as specified in its charter)

Delaware	333-106763 333-106763-01 333-106763-02 333-118256	95-4885574 33-6226449 52-6935346 51-6557795
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8509

Item 8.01     Other Events.

Pursuant to Section 8.09(b) of the 2004-A Servicing Supplement, dated as of October 28, 2004 (the “Agreement”), by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI beneficiary, and Nissan Motor Acceptance Corporation, as servicer (the “Servicer”), the Servicer has delivered to the Trustee (as defined in the Agreement), a Settlement Statement (as defined in the Agreement). The Settlement Statement is attached hereto as Exhibit 20.1.

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.               Description

20.1	Settlement Statement for the month ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

            NISSAN AUTO LEASING LLC II

            By: _/s/ Kazuhiko Kazama___________
          Kazuhiko Kazama
          Treasurer

            NISSAN AUTO LEASE TRUST 2005-A

            By: Nissan Auto Leasing LLC II,
                                                  solely as originator of
                                                  Nissan Auto Lease Trust 2005-A

           By: _/s/ Kazuhiko Kazama_________
           Kazuhiko Kazama
          Treasurer

            NILT TRUST

            By: Nissan Motor Acceptance Corporation,
                                                  solely as grantor and beneficiary

           By: _/s/ Kazuhiko Kazama_________
           Kazuhiko Kazama
          Treasurer

            NISSAN-INFINITI LT

            By: Nissan Motor Acceptance Corporation,
                                                  solely as  originator of Nissan-Infiniti LT

           By: _/s/ Kazuhiko Kazama__________
           Kazuhiko Kazama
           Treasurer
April 28, 2006

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page

  20.1                Settlement Statement for                        5
      the month ended
      March 31, 2006